SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     August 19, 2002

                          Dynacore Holdings Corporation

                        (formerly Datapoint Corporation)

             (Exact name of registrant as specified in its charter)

    Delaware                           001-07636               74-1605174
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)

    9901 IH-10 West,  Suite 800, San Antonio, Texas          78230-2292
         (Address of principal executive offices)            (Zip Code)

  Registrant's telephone number, including area code         210-558-2898





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  Item 5.Other Events.
                  On August 19, 2002, the Dynacore Patent Litigation Trust, of which Dynacore Holdings Corporation owns approximately 44.5%, settled its patent infringement lawsuit against Motorola, Inc. The financial aspects of the settlement remain confidential pursuant to the terms of the settlement agreement.



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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              Dynacore Holdings Corporation
                                                     (Registrant)
Date:  September 11, 2002

                                              By:  /s/ Phillip P. Krumb
                                              ------------------------------
                                                       Phillip P. Krumb
                                                    Chief Financial Officer